Consolidated Statements of Operations (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Interest Income
Interest and fee income on loans	$ 1,138	$ 596
Interest expense	433	157
Net interest income	705	439
Less: Loan loss provision	22	0
Net interest income after Loan loss provision	683	439
Non-Interest Expense
Selling, general and administrative	390	415
Total non-interest expense	390	415
Net income	$ 293	$ 24